1919 Financial Services Fund Class A (SBFAX) Class C (SFSLX) Class I (LMRIX) Summary Prospectus April 30, 2018 www.1919funds.com

Before you invest, you may want to review the 1919 Financial Services Fund’s (the “Fund” or the “Financial Services Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2018 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.1919funds.com. You can also get this information at no cost by calling 1‑844-828-1919 or by sending an e-mail request to information@1919funds.com.

Investment Objective
The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks.

Fees and Expenses of the Financial Services Fund
The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the Financial Services Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the 1919 Investment Counsel, LLC (“1919ic” or the “Adviser”) family of funds. More information about these and other discounts is available from your financial intermediary, in the statutory prospectus on page 43 under the heading “Sales Charges,” in Appendix A to the statutory prospectus – Financial Intermediary Sales Charge Variations, and in the Financial Services Fund’s statement of additional information (“SAI”) on page 93 under the heading “Sales Charge Waivers and Reductions.”

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%[1]	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.32%	0.28%	0.31%
Total Annual Fund Operating Expenses	1.37%	2.08%	1.11%
Fees waived and/or expenses reimbursed[2]	None	None	-0.01%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.37%	2.08%	1.10%

[1]
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section on page 47 of the statutory prospectus.

[2]
1919ic has agreed to waive fees and/or reimburse operating expenses (excluding interest, brokerage commissions, front-end or contingent deferred sales charges, portfolio transaction expenses, taxes, extraordinary expenses, and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class C Shares, and 1.25% for Class I shares (the “expense caps”), subject to recapture as described below. This arrangement cannot be terminated or amended prior to April 30, 2019 without the Trust Board of Trustees consent and after that date, may be terminated or amended at any time by the Trust Board of Trustees upon 60 days’ notice to 1919ic or by 1919ic with the consent of the Trust Board of Trustees.  1919ic may be permitted to recapture amounts waived and/or reimbursed to a class within three years after 1919ic waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will 1919ic recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.

Example
This example is intended to help you compare the cost of investing in the Financial Services Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Financial Services Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Financial Services Fund’s operating expenses remain the same (taking into account the expense caps that are in place through April 30, 2019) and that you reinvest all distributions and dividends without a sales charge.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$706	$984	$1,282	$2,127
Class C (with redemption at end of period)	$311	$652	$1,119	$2,410
Class C (without redemption at end of period)	$211	$652	$1,119	$2,410
Class I (with or without redemption at end of period)	$112	$352	$611	$1,351

Portfolio turnover
The Financial Services Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Financial Services Fund’s performance. During the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Financial Services Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry that the Adviser believes are undervalued and thus may offer above-average potential for capital appreciation. Issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services. The Fund may invest in securities of companies of any market capitalization.

The Adviser analyzes an issuer’s financial statements to determine earnings per share potential and reviews, as appropriate, the economy where the issuer does business, the products offered, the issuer’s potential to benefit from industry changes and the strength and goals of management.

The Financial Services Fund may invest its assets in securities of foreign financial services companies, including companies in emerging market countries. The Fund may invest in fixed income securities, including high yield securities or “junk bonds”. The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange traded funds (“ETFs”).

The Financial Services Fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies; options on these futures; interest rate or currency swaps; and forward foreign currency transactions for any of the following purposes: to settle transactions in securities quoted in foreign currencies; as a hedging technique in an attempt to manage risk in the Fund’s portfolio; as a substitute for buying or selling securities, as a cash flow management technique, and to manage its exposure to foreign securities.

The Financial Services Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term fixed income securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

The Financial Services Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Financial Services Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Principal Risks
Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Financial Services Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Financial Services Fund or your investment may not perform as well as other similar investments. An investment in the Financial Services Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Financial Services Fund.

Cash management and defensive investing risk. The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other securities, they are subject to risk, including market, interest rate and credit risk.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls and speculation.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Derivatives risk. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

ETF risk. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses paid by the Financial Services Fund. The Financial Services Fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause the Fund’s share prices to be more volatile.

Financial services companies risk. The Financial Services Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Financial Services Fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. These risks are heightened with respect to high yield securities.

Foreign investments risk. The Financial Services Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Financial Services Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Financial Services Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Financial Services Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Illiquid investment risk. Some assets held by the Financial Services Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the Financial Services Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Financial Services Fund may be forced to sell at a loss.

Non-diversification risk. To the extent the Financial Services Fund invests its assets in a smaller number of issuers, the Financial Services Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Financial Services Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Financial Services Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Portfolio selection risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Equity securities risk. The securities markets are volatile and the market prices of the Financial Services Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Financial Services Fund fall, the value of your investment in the Financial Services Fund will decline. Volatility in the securities market may make it more difficult for the Financial Services Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Financial Services Fund and the net asset value (“NAV”) of its shares.

Valuation risk. The sales price the Financial Services Fund could receive for any particular portfolio investment may differ from the Financial Services Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Financial Services Fund shares on days when the Financial Services Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Financial Services Fund had not fair-valued the security or had used a different valuation methodology.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

These risks are discussed in more detail in the statutory prospectus or in the SAI.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Financial Services Fund. The bar chart shows changes in the Financial Services Fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the Financial Services Fund and also compares the Financial Services Fund’s performance with the average annual total returns of a domestic broad-based index and a secondary index reflecting the market sector in which the Fund primarily invests. The S&P Financials Index is a subset of, and one of eleven sectors in, the S&P 500 Index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Financial Services Fund makes updated performance information available at www.1919funds.com or by calling the Financial Services Fund at 1‑844‑828‑1919.

The performance of shares of the Financial Services Fund for the period March 16, 2007, through November 6, 2014, reflects the performance of the Legg Mason Investment Counsel Financial Services Fund (the “Predecessor Fund”). The Financial Services Fund acquired the assets and assumed the liabilities of the Predecessor Fund that had used substantially similar investment strategies. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Financial Services Fund assumed the performance, financial and other historical information of the Predecessor Fund’s corresponding class of shares.

Past performance (before and after taxes) is not necessarily an indication of how the Financial Services Fund will perform in the future. Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Calendar Year Total Return as of December 31,

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	12/31/2016	20.47%
Lowest Return Quarter	09/30/2011	(15.14)%

Average Annual Total Returns
(for periods ended December 31, 2017)
Class C	1 year	5 years	10 years	Since Inception
Return before taxes	12.82%	17.27%	8.74%	—
Return after taxes on distributions	12.82%	16.61%	8.43%	—
Return after taxes on distributions and sale of fund shares	7.26%	13.89%	7.10%	—
Other Classes (Return before taxes only)				Since Class I Inception (3/25/2008)
Class A	8.06%	16.68%	8.84%	—
Class I	14.95%	18.52%	N/A	10.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	9.56%
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	22.18%	14.15%	3.78%	4.77%

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

Management
Investment adviser: 1919 Investment Counsel, LLC.

Portfolio managers: Christopher Perry, CFA, Lee Robertson, CFA, and Charles King, CFA. Mr. Perry and Mr. Robertson, both Principals of the Adviser, have been portfolio managers of the Predecessor Fund since June 2014 and of the Financial Services Fund since inception. Mr. King, Chief Investment Officer and a Managing Director of the Adviser, became a portfolio manager of the Financial Services Fund in March 2017.

Purchase and Sale of Financial Services Fund Shares
You may purchase, redeem or exchange shares of the Financial Services Fund each day the New York Stock Exchange is open, at the Financial Services Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The Financial Services Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class I
General	1,000/50	1,000/50	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1 million/None*
IRAs	250/50	250/50	1 million/None*
SIMPLE IRAs	None/None	None/None	1 million/None*
Systematic Investment Plans	50/50	50/50	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None

Investment minimum initial/additional investment ($)
	Class A	Class C	Class I
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	1 million/None*
Institutional Investors	1,000/50	1,000/50	1 million/None

 * Available to investors investing directly with the Fund.

Your financial intermediary may impose different investment minimums. Please contact them for additional details.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Financial Services Fund, you should contact the Financial Services Fund by phone at 1-844-828-1919 or by mail at 1919 Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Tax Information
The Financial Services Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gain. Some distributions may be treated as a return of capital for tax purposes. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.

Payments to Broker/Dealers and other Financial Intermediaries
The Financial Services Fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.